Exhibit 10(b)
FIFTH AMENDMENT
TO
CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of July 30, 2007 (this “Amendment”), is entered into by and among PPL Receivables Corporation (“Borrower”), PPL Electric Utilities Corporation (“PPL Electric”), Variable Funding Capital Company LLC (successor to Blue Ridge Asset Funding Corporation) (“VFCC”), and Wachovia Bank, National Association (together with its successors and assigns, the “Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Borrower, PPL Electric, VFCC  and the Agent are parties to that certain Credit and Security Agreement, dated as of August 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Agreement"); and

WHEREAS, the parties to the Agreement wish to amend the Agreement in certain respects as hereinafter described.

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendment.  The Agreement is hereby amended as follows:

(a)  The definition of “Facility Termination Date” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date:  The earlier of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) July 28, 2008.”

(b)  Exhibit IV hereto hereby replaces the existing Exhibit IV to the Agreement.

SECTION 2.  Reference to and Effect on the Agreement and the Related Documents.  Upon the effectiveness of this Amendment, (i) each of the Borrower and PPL Electric hereby reaffirms all representations and warranties made by it in the Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and PPL Electric hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 3.  Effect.  Upon the execution and delivery of counterparts of this Amendment by each of the parties hereto, this Amendment shall be effective as of the date of receipt by the Agent of all executed signature pages.  Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 4.  Governing Law.  This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

SECTION 5. Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PPL RECEIVABLES CORPORATION

By:____________________________
Name:__________________________
Title:___________________________

PPL ELECTRIC UTILITIES CORPORATION

By:____________________________
Name:__________________________
Title:___________________________

VARIABLE FUNDING CAPITAL COMPANY LLC
By:           Wachovia Capital Markets, LLC,
  as Attorney-In-Fact

By:____________________________
Name:__________________________
Title:___________________________

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as a Liquidity Bank and as Agent

By:____________________________
Name:__________________________
Title:___________________________

[Signature page to Fifth Amendment to CSA - PPL]

Exhibit IV

Names of Collection Banks & Collection Accounts

Collection Accounts

Name of Current Account Holder:  PPL Electric Utilities
Account Number:  2334233
Mellon Bank
ABA Number:  031000037
Contact Person:  ACH Operations
Contact’s Tel:  (412)234-2694

Name of Current Account Holder:  PPL Electric Utilities
Account Number:  2000303379562
Wachovia Bank, National Association
ABA Number:  031000503 (ACH)
ABA Number:  053000219 (Wire Transfer)
Contact Person:  Customer Service
Contact’s Tel:  (800)590-7868 ext.663